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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 12, 2001
                                                  ---------------

                           RENAISSANCERE HOLDINGS LTD.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Bermuda                        34-0-26512                  98-013-8020
           -----------                   ----------------             --------------
 (State or other jurisdiction         (Commission File Number)        (IRS Employer
      of incorporation)                                              Identification No.)


              Renaissance House
        8-12 East Broadway, Pembroke
                  Bermuda                                           HM 19
        ----------------------------                           -----------------
  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:    (441) 295-4513
                                                    --------------------


                                 Not Applicable
             -------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

        On July 12, 2001, RenaissanceRe Holdings Ltd. (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $150,000,000 aggregate principal amount of its 7.0% Senior Notes due 2008 (the "Notes"), a copy of which is attached to this Form 8-K and filed herewith under
Item 7 as Exhibit 1.1. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement No. 333-59394) of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  Exhibits.


        1.1 Underwriting Agreement, dated July 12, 2001, among the Company and Banc of America Securities LLC and Salomon Smith Barney Inc., as the Representatives for the Underwriters named in
                Schedule II thereto.

        4.1 Indenture, dated as of July 1, 2001, between the Company, as Issuer, and Bankers Trust Company, as Trustee.

        4.2 First Supplemental Indenture, dated as of July 17, 2001, to the Indenture, dated as of July 1, 2001, by and between the Company, as Issuer, and Bankers Trust Company, as Trustee.

        4.3     Form of Note (included as Exhibit A to Exhibit 4.2 above).

        12.1    Computation of ratio of earnings to fixed charges.




                                       -2-

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RENAISSANCERE HOLDINGS LTD.

Date:   July 17, 2001               By: /s/ John M. Lummis
      -----------------                 ---------------------------------------
                                        Name:  John M. Lummis
                                        Title: Executive Vice President and
                                               Chief Financial Officer




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                                INDEX TO EXHIBITS


Exhibit Number        Description of Exhibit

1.1 Underwriting Agreement, dated July 12, 2001, among the Company and Banc of America Securities LLC and Salomon Smith Barney Inc., as the Representatives for the Underwriters named in Schedule II thereto.

4.1 Indenture, dated as of July 1, 2001, between the Company, as Issuer, and Bankers Trust Company, as Trustee.

4.2 First Supplemental Indenture, dated as of July 17, 2001, to the Indenture, dated as of July 1, 2001, by and between the Company, as Issuer, and Bankers Trust Company, as Trustee.

4.3                   Form of Note (included as Exhibit A to Exhibit 4.2 above).

12.1                  Computation of ratio of earnings to fixed charges.